FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 15:-	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2018	2017	2016

Financial income:
Interest income	$2,696	$2,513	$2,466
Exchange rate differences and other	305	-	-

Financial expenses:
Exchange rate differences and other	-	602	186
Amortization/accretion of premium/discount on marketable securities, net	793	1,017	1,221

	$2,208	$894	$1,059